                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                              --------------------

                                   FORM 8-K/A

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported): July 12, 2002
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                             ESSENTIAL REALITY, INC.
             (Exact name of registrant as specified in its charter)

Nevada                               000-32319                 33-0851302
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(State or other jurisdiction        (Commission             (IRS Employer
of incorporation)                   File Number)            Identification No.)

             49 West 27th Street, Suite 7E, New York, New York 10001
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                     Address of principal executive offices

        Registrant's telephone number, including area code: 212-244-3200
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         (Former name or former address, if changed since last report.)

Item 4.     Change in Registrant's Certifying Accountant.
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            The accounting firm of Lesley,  Thomas,  Schwarz & Postma,  Inc. has served as our independent  public  accountants  from March 31, 1999  (inception)
through  the  year  ended   December  31,  2001  (the  "Covered   Period").   In
contemplation of our business combination with Essential Reality, LLC, our Board of  Directors  recommended  the  appointment  of  Deloitte  & Touche  LLP as our independent  auditors and at a meeting of our  shareholders on February 1, 2002, our shareholders approved the change in accountants. Due to the delay in closing the business combination, such change in accountants was never effected. Lesley,
Thomas,  Schwarz & Postma,  Inc. was officially  dismissed and Deloitte & Touche
LLP was officially engaged on July 12, 2002 (the "Termination Date").

            The report of Lesley, Thomas, Schwarz & Postma, Inc. for each of the two years in the period ended December 31, 2001 contained no adverse  opinion or disclaimer  of  opinion,  nor was  modified  as to  uncertainty,  audit scope or accounting  principles.  During  the  Covered  Period,  as  well as  during  the subsequent  interim  period  from  January  1,  2002  up to  and  including  the
Termination Date, there were no disagreements  between us and them on any matter of  accounting  principles  or  practices,  financial  statement  disclosure  or auditing scope or procedure, which, if not resolved to their satisfaction, would have caused them to make reference to the subject matter of the  disagreement in connection with their report. No event described in paragraph (a)(1)(iv) of Item
304 of Regulation S-B has occurred with us at any time during the Covered Period or during the subsequent interim period from January 1, 2002 up to and including the Termination Date. We have not consulted with Deloitte & Touche LLP regarding the application of accounting principles to a specific completed or contemplated transaction,  or the  type of  audit  opinion  that  might  be  rendered  on our financial statements.

Item 7.     Financial Statements, Pro Forma Financial Information and Exhibits.
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            (c)

            Exhibit Number         Description
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            16.1                   Letter of Lesley,  Thomas,  Schwarz & Postma,
                                   Inc.  regarding   termination  as  certifying
                                   accountant.

                                    SIGNATURE
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            Pursuant to the requirements of the Securities Exchange Act of 1934, the  Registrant  has duly  caused  this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            ESSENTIAL REALITY, INC.

Dated: July 19, 2002                        By: /s/ Steven Francesco
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                                                Name: Steven Francesco
                                                Title:Chief Executive Officer